AMENDMENTS TO SECURITIZATION AGREEMENTS

                  AMENDMENTS TO SECURITIZATION AGREEMENTS, dated as of December 19, 1997, among MERISEL AMERICAS, INC ("Merisel Americas"), MERISEL CAPITAL FUNDING, INC. ("Merisel Capital Funding"), REDWOOD RECEIVABLES CORPORATION ("Redwood") and GENERAL ELECTRIC CAPITAL CORPORATION ("GECC").

                  WHEREAS, Merisel Americas, as originator (in such capacity, the "Originator"), and Merisel Capital Funding are parties to an Amended and Restated Receivables Transfer Agreement, dated as of September 27, 1996, as amended by Amendment No. 1, dated as of November 7, 1996 (the "Transfer Agreement");

                  WHEREAS, Merisel Funding, as seller (in such capacity, the "Seller"), Redwood as purchaser (in such capacity, the "Purchaser"), GECC, as operating agent (in such capacity, the "Operating Agent") and collateral agent (in such capacity, the "Collateral Agent") and Merisel Americas (in such capacity, the "Servicer") are parties to an Amended and Restated Receivables Purchase and Servicing Agreement, dated as of September 27, 1996, as amended by Amendment No. 1 on November 7, 1996 (the "Purchase Agreement");

                  WHEREAS,  Redwood  and GECC,  in its  capacity  as  Collateral
Agent, Letter of Credit Provider (in such capacity, the "LOC Provider") and Letter of Credit Agent (in such capacity, the "LOC Agent") are parties to a Second Amended and Restated Letter of Credit Reimbursement Agreement, dated as of June 29, 1995 (the "Reimbursement Agreement"), and Redwood, the LOC Agent and the LOC Provider are parties to a Reimbursement Agreement Supplement, dated as of October 2, 1995 (the "RFC Supplement," and, together with the Transfer Agreement, the Purchase Agreement, the Reimbursement Agreement and the RFC Supplement, the "Securitization Agreements"); and

                  WHEREAS, the parties hereto desire to amend the Securitization Agreements (such amendment collectively referred to herein as the "Amendments").

                  FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND ADEQUACY OF WHICH ARE HEREBY ACKNOWLEDGED, THE PARTIES HERETO, INTENDING TO BE LEGALLY BOUND HEREBY, AGREE AS FOLLOWS:

                                    ARTICLE I
                                   DEFINITIONS

                  Section 1.1 Definitions. All capitalized terms used herein, unless otherwise defined, are used as defined in the Purchase Agreement.

                                   ARTICLE II
                           AMENDMENT NO. 1 TO ANNEX X

                  Section 2.1 Amendment to Annex X. (a) The definition of "Purchase Discount Rate" in Annex X is hereby amended by replacing the amount set forth in clause (b) thereof with "20%".

                  (b) The following definitions are hereby added:

                           "Restructuring  Costs" means the transaction  charges
                  related to (i) the indebtedness that was refinanced or retired in connection with the issuance of the Stonington Convertible Note and (ii) the conversion of the Stonington Convertible
                  Note into common stock of the Parent, including, without limitation, printing costs, fees and expenses for attorneys, accountants and investment advisory services, unamortized debt placement fees, up-front fees, contingent payments and make-whole payments, which with respect to the third fiscal quarter of 1997, were approximately $9,324,000 in the aggregate.

                           "Stonington  Convertible  Note"  means  that  certain
                  Convertible Promissory Note, dated September 19, 1997, issued by the Parent and the Originator, as amended.

                                   ARTICLE III
                      AMENDMENT NO. 2 TO PURCHASE AGREEMENT

                  Section 3.1       Amendment to Section 2.02(b).

                  (a) Section 2.02(b) is hereby amended by adding the following sentence at the end thereof:

                  "In the event that the Purchaser gives notice that it intends to terminate the Maximum Purchase Limit under this Section 2.02(b) and such termination is to be effective on or prior to October 31, 1998, a condition precedent to such termination is the receipt by the Purchaser of a prepayment fee in the amount of $750,000."

                  Section 3.2 Amendment to Section 5.01(a). Section 5.01(a) of the Purchase Agreement is hereby amended by adding the phrase "(including, without limitation, the financial covenants set forth in Exhibit H)" after the word "Agreement" the second time such word appears in Section 5.01(a).

                  Section 3.3 Amendment to Section 5.02. Section 5.02 of the Purchase Agreement is hereby amended by adding the following paragraph (k) at the end thereof:

                           "(k)  a  report   showing  the   computation  of  the
                  financial covenants contained in Exhibit H which report shall accompany the financial statements and certifications to be delivered pursuant to Section 5.02(c) and Section 5.02(e)."

                  Section 3.4 Amendment to Schedule 3. Schedule 3 of the Purchase Agreement by


                  (i) deleting the definition of "Daily Margin" and substituting therefor the following definition of "Daily Margin":

                           "'Daily  Margin'  as of any date,  a  percentage  per
                  annum (the "Reference Percentage") divided by 360, which Reference Percentage shall be determined by reference to the Daily Margin Interest Coverage Ratio for the four fiscal quarters of the Seller ended on or most recently prior to such date as set forth below:

                                  MARGIN LEVEL

                  Daily Margin
                  Interest Coverage                                  Reference
                  Ratio                                              Percentage
                  Level I
                           Less than or equal to
                           1.00                                          1.25%

                  Level II
                           Greater than 1.00, but
                           less than or equal to
                           1.40                                          1.00%

                  Level III
                           Greater than 1.40, but
                           less than or equal to
                           1.65                                          0.75%

                  Level IV
                           Greater than 1.65, but
                           less than or equal to
                           2.00                                          0.60%

                  Level V
                           Greater than 2.00                             0.45%

                  The Daily Margin shall be determined by reference to the Daily Margin Interest Coverage Ratio in effect from time to time; provided, that (A) no change in the Daily Margin shall be effective until one Business Day after the date on which the Operating Agent and the Purchaser receive financial statements pursuant to Section 5.02(c) or Section 5.02(e) and a certificate of the chief financial officer of the Seller demonstrating the computation of the Daily Margin Interest Coverage Ratio and (B) if the Operating Agent and Purchaser have not received the information described in clause (A) of this proviso within ten days of the day required under Section 5.02(c), or Section 5.02(e), as the case may be, or if a
                  Termination  Event or  Incipient  Event  has  occurred  and is continuing, the Daily Margin shall be determined with reference to Level I for so long as such information has not been received by the Operating Agent and Purchaser or such Termination Event or Incipient Event continues; provided that the Daily Margin Interest Coverage Ratio with respect to any period of four fiscal quarters that ends before the Fourth Quarter of 1998 are to be adjusted on a pro-forma basis to remove Restructuring Costs as if (a) the indebtedness that was refinanced or retired in connection with the issuance of the Stonington Convertible Note had been refinanced or retired by the Stonington Convertible Note as of the last day preceding the four fiscal quarters in respect of which such ratio is to be calculated and (b) the Stonington Convertible Note was converted into common stock of the Parent as of the last day preceding the four fiscal quarters in respect of which such ratio is to be calculated; provided, further, that the pro-forma adjustments referred to in foregoing proviso shall be reasonably satisfactory to the Operating Agent as evidenced by the written approval of the Operating Agent; provided, further, that if the adjustments are not reasonably satisfactory to the Operating Agent, the parties to the Purchase Agreement shall negotiate in good faith to resolve any differences.

                  (ii) adding the following definition:

                           "Daily Margin Interest  Coverage  Ratio" means,  with
                  respect to any Person and its consolidated subsidiaries for any period, the ratio of (i) EBITDA to (ii) Cash Interest Expense on all Funded Debt;

                  Section 3.5 Amendment to Exhibit H. Exhibit H of the Purchase Agreement is amended by:

                  (a) deleting the chart as it appears in such Exhibit and substituting in lieu thereof the following chart:

                               FINANCIAL COVENANTS

                  All covenants (i) shall be calculated on the basis of the financial ratios and net worth percentages for the most recent four consecutive fiscal quarters just completed, ending in each case with one of the quarters specified in the tables below, (ii) shall be calculated on a quarterly basis and
(iii) with respect to any period of four fiscal quarters that ends before the Fourth Quarter of 1998 are to be calculated on a pro-forma basis including without limitation with respect to interest expense, principal payments and Restructuring Costs, as if (a) the indebtedness that was refinanced or retired in connection with the issuance of the Stonington Convertible Note had been refinanced or retired by the Stonington Convertible Note as of the last day preceding the four fiscal quarters in respect of which such covenants are to be calculated and (b) the Stonington Convertible Note was converted into common stock of the Parent as of the last day preceding the four fiscal quarters in respect of which such covenants are to be calculated; provided that the pro-forma adjustments referred to in the foregoing clause (iii) shall be reasonably satisfactory to the Operating Agent as evidenced by the written approval of the Operating Agent; provided, further, that if the adjustments are not reasonably satisfactory to the Operating Agent, the parties to the Purchase Agreement shall negotiate in good faith to resolve any differences. For purposes of determining the covenants set forth in this Exhibit H, Funded Debt shall include any notes, bonds, certificates or other interests issued in a securitization of assets of the Originator or any of its Subsidiaries and principal payments on Funded Debt shall include any payments in respect of principal of such securities and Cash Interest Expense shall include any payments or distributions in respect of interest on such securities.


Covenant                   Level                                      Convenant
---------                  -----                                      ---------
I.       Parent            Fixed Charge Coverage Ratio (minimum)

                           Fourth Quarter of 1997                    1.0 to 1.0
                           First Quarter of 1998                     1.0 to 1.0
                           Second Quarter of 1998                    1.0 to 1.0
                           Third Quarter of 1998                     1.0 to 1.0
                           Fourth Quarter of 1998                    1.1 to 1.0
                           and each quarter thereafter

                           Interest Coverage Ratio (minimum)

                           Fourth Quarter of 1997                    1.1 to 1.0
                           First Quarter of 1998                     1.1 to 1.0
                           Second Quarter of 1998                    1.15 to 1.0
                           Third Quarter of 1998                     1.25 to 1.0
                           Fourth Quarter of 1998                    1.40 to 1.0
                           and each quarter thereafter

II.      Seller            Net Worth Percentage (minimum)                15%

III.     Parent            Tangible Net Worth (minimum)      $125,000,000
                                                             (commencing
                                                             1/3/1998)plus the
                                                             greater of 85% of
                                                             Net Income and zero

                           (b) The definition of Fixed Charges is hereby amended
and restated to read:

                                "'Fixed  Charges'"  means,  with  respect to any
                           Person for any period, the sum of the following amounts payable during such period by such Person and its consolidated subsidiaries: (i) Cash Interest Expense in respect of Funded Debt, (ii) regularly scheduled principal payments on Funded Debt, (iii) Capital Expenditures, and (iv) cash taxes.

                  (c) adding the following definitions immediately after the definition of "Funded Debt";

                                    "'Interest   Coverage  Ratio'"  means,  with
                           respect to any Person and its consolidated subsidiaries for any period, the ratio of (i) EBITDA to (ii) Cash Interest Expense on all Funded Debt.

                           "Net  Income"  means,  for any Person with respect to
                  any period, the consolidated net income of such Person and its consolidated subsidiaries.

                                   ARTICLE IV
                      AMENDMENT NO. 2 TO TRANSFER AGREEMENT

                  Section 4.1 Amendment to Section 6.04 of the Transfer Agreement. Section 6.04 is hereby amended by adding the following phrase, which phrase shall appear immediately after the word "indirectly":

                  ",including, without limitation, by exercising any rights under the Subordinated Note".

                                    ARTICLE V
                       AMENDMENT NO. 1 TO RFC SUPPLEMENT.

                  Section  5.1  Amendment  to  the  RFC   Supplement.   The  RFC
Supplement is hereby amended by deleting "20%" as the LOC Draw Percentage and substituting in lieu thereof "25%."

                                   ARTICLE VI
                              CONDITIONS PRECEDENT

                  Section 6.1. Conditions Precedent. The effectiveness of these Amendments is subject to the conditions precedent that the Collateral Agent, the Operating Agent, the Liquidity Agent, the LOC Agent and the Purchaser shall have received each of the following, in form and substance satisfactory to each such party:

                  (a) all consents required under the Reimbursement Agreement and Liquidity Loan Agreement and confirmation from each Rating Agency that the Rating Agency Condition has been satisfied.

                  (b) a certificate of the Secretary of each of the Seller and the Servicer, dated the date of these Amendments and certifying (A) that attached thereto is a true and complete copy of a resolution of the Board of Directors of the Seller or the Servicer, as the case may be, authorizing the execution, delivery and performance of these Amendments, and all other documents required or necessary to be delivered hereunder and that such resolution has not been modified, rescinded or amended and is in full force and effect, (B) as to the incumbency and specimen signature of each Person's officers executing these Amendments, and all other documents required or necessary to be delivered hereunder and (C) that each of the representations and warranties made by the Seller and the Servicer in these Amendments is true and correct as of the date hereof.

                  (c) the opinion of Skadden, Arps, Slate, Meagher & Flom LLP, in form and substance satisfactory to the Purchaser, the LOC Agent, the Liquidity Agent, the Operating Agent and the Collateral Agent, as to certain matters including, without limitation, (i) the valid existence and good standing of the Seller and Servicer, (ii) the power and authority of the Seller and Servicer to execute the Amendments in respect of the Purchase Agreement and Transfer Agreement, (iii) the due authorization, execution and delivery of the Amendments in respect of the Purchase Agreement and the Transfer Agreement by the Seller and Servicer, (iv) the enforceability of the Amendments against the Seller and Servicer and (v) that the execution and delivery of the Amendments in respect of the Purchase Agreement and the Transfer Agreement (A) does not conflict with the organizational documents of the Seller or Servicer and (B) does not violate or constitute a default under any material agreements of the Seller or Servicer.

                  (d) evidence, in form reasonably satisfactory to the Operating Agent, of the conversion of the Stonington Convertible Note.

                  (d) such other approvals, opinions or documents as the Collateral Agent, the Liquidity Agent, the LOC Agent, or the Operating Agent may reasonably request.

                                   ARTICLE VII
                     SELLER'S AND SERVICER'S REPRESENTATIONS
                                 AND WARRANTIES

                  SECTION  7.1  Seller's  and  Servicer's   Representations  and
Warranties. Each of the Seller and the Servicer represents and warrants that:

                           (a)       these Amendments have been duly authorized,
executed and delivered pursuant to its corporation power;

                           (b)       these Amendments constitute its legal,
valid and binding obligation; and

                           (c)       after giving effect to the amendments
referred to herein, there does not exist any Termination Event.

                                  ARTICLE VIII
                                  MISCELLANEOUS

                  SECTION 8.1 Confirmation of Securitization Agreements. Each of the Seller and the Servicer agree that, except for the specific amendments set forth herein, nothing herein shall be deemed to be a waiver or amendment of any covenant or agreement contained in the Securitization Agreements and each of the other documents executed in connection therewith are ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms. Each reference in the Purchase Agreement, Annex X, the Reimbursement Agreement and the RFC Supplement to "this Agreement" and in each of the other documents to be executed in connection therewith to the "Purchase Agreement," "Annex X," the "Reimbursement Agreement," and the "RFC Supplement," as the case may be, shall mean such respective agreement as amended by these Amendments and as each such agreement may be hereinafter amended or restated. Nothing herein shall obligate the Purchaser, Liquidity Agent, the LOC Agent, the Operating Agent or the Collateral Agent to enter into any future amendment (whether similar or dissimilar).


                  SECTION 8.2 Waiver by the Seller. Each of the Seller and the Servicer hereby waives any claim, defense, demand, action or suit of any kind or nature whatsoever against the Purchaser, the LOC Provider, the LOC Agent, the Operating Agent and the Collateral Agent arising on or prior to the date hereof in connection with the Purchase Agreement or the transactions contemplated thereunder.

                  SECTION 8.3 Counterparts. Delivery of an executed counterpart of a signature page to these Amendments by facsimile shall be effective as delivery of a manually executed counterpart of these Amendments. These Amendments may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  SECTION 8.4 Governing Law. These Amendments shall be governed by, and construed in accordance with, California law.

                  SECTION 8.5 Effective Date of Amendments. Upon the execution and delivery of these Amendments by the parties hereto and the satisfaction of the conditions precedent set forth herein, the Securitization Agreements shall be amended by these Amendments, effective as of the date hereof.

                  IN WITNESS WHEREOF, the Seller, the Servicer, the Originator, the Collateral Agent, the Operating Agent, the Liquidity Agent, the LOC Agent and the Purchaser have caused these Amendments to be duly executed by their respective authorized officers as of the date and year first above written.

                         MERISEL CAPITAL FUNDING, INC.,
                                    as Seller


                         By:___________________________
                                     Title:
                                       Name:

                                    MERISEL AMERICAS, INC.,
                                    as Originator and Servicer


                         By:___________________________
                                     Title:
                                      Name:

                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                    as Operating Agent and Collateral Agent


                         By:___________________________
                                     Title:
                                      Name:

                      GENERAL ELECTRIC CAPITAL CORPORATION,
                          as LOC Agent and LOC Provider


                          By:__________________________
                                     Title:
                                      Name:

                        REDWOOD RECEIVABLES CORPORATION,
                                    as Purchaser


                         By:___________________________
                                     Title:
                                      Name: